SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12


                 INTEGRATED DEFENSE TECHNOLOGIES, INC.
         --------------------------------------------------
         Name of the Registrant as Specified In Its Charter


  ---------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------

    2.  Aggregate number of securities to which transaction applies:

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    3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4.  Proposed maximum aggregate value of transaction:

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    5.  Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount Previously Paid:

        ---------------------------------------------

    2.  Form, Schedule or Registration Statement No.:

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    3.  Filing Party:

        ---------------------------------------------

    4.  Date Filed:

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              Integrated Defense Technologies, Inc.
                         110 Wynn Drive
                   Huntsville, Alabama  35805

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD
                          June 3, 2003



TO THE STOCKHOLDERS OF INTEGRATED DEFENSE TECHNOLOGIES, INC.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Integrated Defense Technologies, Inc. (the
"Company") will be held at The Metropolitan Club, 1 East 60th Street, New York, New York 10021, on Tuesday, June 3, 2003 at 10:00 a.m. local time for the following purposes:

  1. To elect four Class I Directors to the Board of Directors to serve a three-year term expiring at the 2006 Annual Meeting
     of   Stockholders   (designated  as  Proposal   1   in   the
     accompanying Proxy Statement).

  2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company's independent auditor for fiscal year 2003 (designated as Proposal 2 in the accompanying Proxy Statement).

  3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

   The close of business on April 25, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

   A copy of the Annual Report to Stockholders for the year ended
December 31, 2002 is enclosed.


                                     By Order of the Board of Directors,




                                     THOMAS J. CAMPBELL

                                     Secretary

Huntsville, Alabama
May 5, 2003


   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES.



              INTEGRATED DEFENSE TECHNOLOGIES, INC.
                         110 WYNN DRIVE
                   HUNTSVILLE, ALABAMA  35805

                         PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Integrated Defense Technologies, Inc., ("the Company") to be voted at the Annual Meeting of Stockholders to be held June 3, 2003, and at any and all adjournments or postponements thereof
("the Meeting"). At the Meeting, Proposals 1 and 2 (the "Proposals") will be presented by management.

   With regard to Proposal 1, the form of proxy permits approval of all nominees or withholding of votes as to all nominees or as to specific nominees for Director. With regard to Proposal 2, the form of proxy permits approval, disapproval, or abstention. If the enclosed form of proxy is properly executed, returned, and not revoked, it will be voted in accordance with the specifications, if any, made by the stockholder. If the enclosed form of proxy is properly executed, returned, and not revoked, but no specifications are made, the form of proxy will be voted FOR the Board nominees named in this Proxy Statement, and FOR ratification of the selection of Deloitte & Touche LLP as the Company's independent auditor for 2003.

   The cost of solicitation of proxies will be borne by the Company. Proxies may be solicited by Directors, officers, or regular employees of the Company in person or by telephone or mail. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of the Company's common stock held of record by such persons, and the Company may reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred in doing so. On or about May 5, 2003, the Company will commence mailing this Proxy Statement, the enclosed form of proxy, and the attached Notice to holders of its common stock.

   Stockholders who sign proxies have the right to revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

   The close of business on April 25, 2003, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                             GENERAL

   At the close of business on April 22, 2003, the outstanding voting securities of the Company consisted of 21,327,931 shares of common stock, par value $.01 per share (the "Common Stock"). Holders of Common Stock are entitled to one vote for each share held of record for all matters submitted to a vote of the stockholders. The holders of a majority of the outstanding shares of Common Stock as of the record date must be present in person or be represented by proxy to constitute a quorum and act upon the proposed business. Failure of a quorum to be represented at the Meeting will necessitate an adjournment or postponement and will subject the Company to additional expense.

   Proposal 1 discussed in this Proxy Statement requires the affirmative vote of a plurality of the shares cast at the Meeting. Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares represented at the Meeting and entitled to vote thereon. The Board of Directors recommends that you vote FOR each nominee for Director and FOR Proposal 2 presented in this Proxy Statement.

   As of April 22, 2003, IDT Holding, L.L.C. ("IDT Holding") held in the aggregate approximately 55.1% of the Company's Common Stock. As such, IDT Holding's vote on Proposals 1 and 2 will be determinative. IDT Holding is indirectly controlled by Veritas Capital Management, L.L.C. ("Veritas"). Veritas has indicated to the Company that it intends to cause IDT Holding to vote in favor of both Proposals. The managing members of Veritas, Robert B. McKeon and Thomas J. Campbell, serve as Chairman and Secretary of the Company, respectively, and as members of the Board of Directors.

   Votes are counted by the Company's transfer agent. The Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws contain no provision concerning the treatment of abstentions and broker non-votes. Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on certain "routine" matters.

   The election of Directors and ratification of the selection of Deloitte & Touche LLP as independent auditor of the Company are considered routine matters for which brokerage firms may vote shares for which they have not received voting instructions.
Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote. Shares held of record by a brokerage firm or its nominee that are voted on any matter and abstentions are included in determining the number of votes present. Shares held of record by a brokerage firm or its nominee that are not voted on any matter at the Annual Meeting are not included in determining whether a quorum is present.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information known to the Company regarding the beneficial ownership of its Common Stock as of
April 22, 2003, by:

   (a) each stockholder known by the Company to own beneficially more than 5% of its outstanding Common Stock,

   (b)  each nominee and Director of the Company,

   (c) the Company's Chief Executive Officer ("CEO"), Thomas J. Keenan, who is also a Director, and its four most highly compensated executive officers who were serving as such at December 31, 2002 (collectively, Mr. Keenan and the four most highly compensated executive officers are the "Named Executive Officers"), and

   (d) all nominees, Directors, and executive officers of the Company as a single group.

                                                Number of       Percentage
                                                 Shares          of Total
                                               Beneficially    Common Stock
               Name   (1)                         Owned        Outstanding
   ------------------------------------     ----------------   ------------
   Veritas  Capital  Management, L.L.C.     11,750,992   (2)      55.1%

   FMR Corp.                                 2,154,327   (3)      10.1%

   Class I Director Nominees
   -------------------------
   Robert B. McKeon                         11,750,992   (4)      55.1%

   General Richard E. Hawley                     2,163 (5) (6)        *

   Admiral Joseph W. Prueher                     1,463   (5)          *

   General Anthony C. Zinni                      1,463   (5)          *

   Continuing Directors
   --------------------
   Thomas J. Keenan                            215,110   (5)          *

   General Barry R. McCaffrey                    3,463 (5) (7)        *

   Admiral Leighton W. Smith, Jr.                2,463 (5) (8)        *

   Thomas J. Campbell                       11,750,992   (4)      55.1%

   Edward N. Ney                                63,734   (5)          *

   William G. Tobin                              1,463   (5)          *

   Other Named Executive Officers
   ------------------------------
   John W. Wilhoite                             39,339 (5) (9)        *

   William E. Collins                           37,726 (5) (10)       *

   Col. James M. Davis, Jr.                     35,726   (5)          *

   Gary A. Smith                                22,396   (5)          *

   All nominees, Directors, and executive
   officers as a group (15 persons),
   including the foregoing nominees,
   Directors, and Named Executive Officers  11,758,692   (11)     55.1%
--------------
* Less than 1%

(1) Except as otherwise indicated, the address of each of the named stockholders is 110 Wynn Drive, Huntsville, Alabama 35805.

(2)  The  interest of Veritas in the Company is held  indirectly through IDT Holding. IDT Holding owns 11,750,992 shares of the Company's Common Stock. The Veritas Capital Fund, L.P. ("The
     Veritas Capital Fund"), a Delaware limited partnership of which
     Veritas is the general partner, is the manager of IDT Holding.
     The Veritas Capital Fund owns 86.4% of the percentage interests of IDT Holding. Through the provisions of the limited liability company agreement governing IDT Holding, The Veritas Capital Fund controls the vote of all Company shares held by IDT Holding, and may be deemed to own all the shares of Common Stock held by IDT Holding. Accordingly, the number set forth in the table represents all the shares of the Company's Common Stock held by IDT Holding. Interests in IDT Holding are not transferable without the consent of The Veritas Capital Fund. Furthermore, the interests in IDT
     Holding held by members of management (see (5) following) are subject to a five-year vesting schedule with any unvested interests reverting to non-management members in the event they are forfeited or repurchased. If all unvested interests in IDT Holding as of
     April 22, 2003, were to expire without vesting, The Veritas
     Capital Fund would own 88.2% of the percentage interests in IDT
     Holding.   Veritas is located at 660 Madison Avenue, New York,
     New York 10021.

(3) As set forth on Schedule 13G/A filed with the Securities and Exchange Commission on March 10, 2003. FMR Corp., Edward C. Johnson 3rd (Chairman of FMR Corp.), and Abigail P. Johnson (Director of FMR Corp.), through control of several wholly-owned subsidiaries, each have the sole power to vote or direct the vote of 1,190,027 shares and the sole power to dispose or direct the disposition of 2,154,327 shares. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(4)  Messrs. McKeon and Campbell are principals of Veritas.
     Accordingly, they may be deemed to share beneficial ownership of the shares of Common Stock beneficially owned by Veritas, although they disclaim this beneficial ownership except to the extent of their pecuniary interest in Veritas.

(5)  Except  as otherwise noted, the shares indicated  represent indirect  beneficial  ownership in the  Company  held  through
     Class A and/or Class B membership interests in IDT Holding. These interests represent the rights to receive distributions made from
     IDT Holding and Class B membership interests are subject  to  a
     five-year vesting schedule.   All  voting  and dispositive control
     of the Common Stock held by IDT Holding and all rights to cause a distribution from IDT Holding are held by The Veritas Capital Fund.
     As such, the holders disclaim all beneficial ownership of the referenced shares except to the extent of their pecuniary interest
     in IDT Holding.    If  the unvested interests of these holders at
     April 22, 2003 were to expire unvested, the beneficial ownership of Messrs. Keenan, Wilhoite, Collins, Davis, and Smith would be 183,125, 9,468, 33,247, 31,247, and 13,438 shares, respectively, and the beneficial ownership of General Hawley, Admiral Prueher, General Zinni, General McCaffrey, Admiral Smith, and Messrs. Ney and Tobin would be
     993,   293,  293,  2,293,  1,293,  42,672,  and  293   shares,
     respectively.

(6)  This  figure includes 700 shares owned directly by  General
     Hawley.

(7)  This figure includes 2,000 shares owned directly by General
     McCaffrey.

(8)  This figure includes 1,000 shares owned directly by Admiral
     Smith.

(9)  This  figure  includes 2,000 shares owned directly  by  Mr.
     Wilhoite.

(10) This  figure  includes 2,000 shares owned directly  by  Mr.
     Collins.

(11) This figure consists of the 11,750,992 shares indirectly owned by Veritas through IDT Holding and 7,700 shares owned directly by nominees, Directors, and executive officers.



                           PROPOSAL 1
                      ELECTION OF DIRECTORS

   The Company's Amended and Restated Bylaws provide that its Board of Directors shall consist of ten members, divided into three classes with overlapping three-year terms. One class of Directors is to be elected each year with terms extending to the third succeeding Annual Meeting after election.

   The Bylaws also provide that the number of Directors can be increased to any number not exceeding twenty-one, or decreased to any number not fewer than three, by amendment to the Bylaws, provided that no decrease in the number of Directors shall
shorten   or  terminate  the  term  of  any  incumbent  Director.
Directors may be removed with or without cause by the affirmative vote of a majority of votes entitled to be cast by the then outstanding shares of Common Stock of the Company, but only if Veritas beneficially owns at least 50% of the then outstanding
voting  shares.   Directors  may be  removed  for  cause  by  the
affirmative vote of a majority of the then outstanding voting shares whether or not Veritas beneficially owns at least 50% of the then outstanding voting shares. Newly-created directorships and vacancies may be filled solely by the Board of Directors or at an Annual Meeting. If the remaining Directors in office constitute fewer than a quorum, defined as a majority by the Bylaws, the vacancies may be filled by a majority of the Directors remaining in office.

   The Board of Directors proposes that the four Class I Director nominees listed below be re-elected as Directors to serve a three-year term expiring at the Company's 2006 Annual Meeting, or until their respective successors are duly elected and qualified. Proxies may not be voted for more than four persons.

   The Directors in Class II and Class III are serving terms expiring at the 2004 and 2005 Annual Meetings, respectively.

   It is intended that the proxies will be voted for the nominees listed below, all of whom are presently Directors of the Company. If for any reason any of the nominees is not a candidate at the time of election (which is not anticipated), the proxies will be voted at the Meeting for the election of a substitute nominee, or in lieu thereof, the Board of Directors may reduce the number of Directors. The Company's Amended and Restated Certificate of Incorporation and Bylaws do not provide for cumulative voting in the election of Directors.

   The Company's Class I Director nominees and continuing Class II and III Directors are as follows:
                                                                  Director of
                                           Position(s)            the Company
        Name                      Age     with the Company            Since
------------------------------    ---    ---------------------    -----------

Class I Director Nominees
 for Terms Expiring in 2006:
----------------------------
 Robert B. McKeon *(2)(3)(4)      48     Chairman and Director        1998

 General Richard E. Hawley ***    61     Director                     2001

 Admiral Joseph W. Prueher ***    60     Director                     2001

 General Anthony C. Zinni  ***    59     Director                     2001

Class II Continuing Directors:
------------------------------
 Thomas J. Keenan **              61     Chief Executive Officer      2001
                                          and Director

 General Barry R. McCaffrey ***   60     Director                     2001

 Admiral Leighton W.
    Smith, Jr. ***(1)(2)          63     Director                     2001

Class III Continuing Directors:
-------------------------------
 Thomas J. Campbell *(2)(3)(4)    44     Secretary and Director       1998

 Edward N. Ney ***(1)(2)          77     Director                     2000

 William G. Tobin ***(1)          65     Director                     2001


------------------------------------------------------------------------------
  *    Denotes Non-Employee Executive Officer
  **   Denotes Employee Executive Officer
  ***  Independent Director as determined by vote of the Board of Directors
  (1)  Member of Audit Committee
  (2)  Member of Compensation Committee
  (3)  Member of Executive Committee
  (4)  Member of the Nominating and Corporate Governance Committee

   Robert B. McKeon has been a member of the Company's Board of Directors since June 1998 and was elected Chairman in August
1999.   He has been a member of the Company's Executive Committee
since  October 2000, Compensation Committee since February  2002, and  Nominating and Corporate Governance Committee since  October
2002.   Mr.  McKeon is the founder and a managing member  of  Veritas
Capital Management, L.L.C., a New York-based equity investment firm which has sponsored and advised the Company on all of its
acquisitions.   Mr. McKeon is chairman of the  boards  of  several
private  companies  and  is a member of the  Council  on  Foreign
Relations.   Mr.  McKeon holds a bachelor's degree  from  Fordham
University and a master's degree from Harvard Business School.

   General Richard E. Hawley (USAF Ret.) has been a member of the Company's Board of Directors since June 2001. Since 1999, he has been an independent consultant to the U.S. Government and various aerospace companies. Gen. Hawley retired in July 1999 after a 35-year career in the U.S. Air Force, where he served as Commander, Air Combat Command from 1996 to 1999 and as Commander, Allied Air Forces Central Europe and Commander, U.S. Air Forces Europe from 1995 to 1996. Gen. Hawley holds a bachelor's degree from the U.S. Air Force Academy and a master's degree in economics from Georgetown University.

   Admiral Joseph W. Prueher (USN Ret.) has been a member of the Company's Board of Directors since June 2001. Admiral Prueher served as U.S. Ambassador to the People's Republic of China from November 1999 to May 2001. His diplomatic post followed a 35-year career in the U.S. Navy, where he served as Commander-in-Chief, U.S. Pacific Command from January 1996 to February 1999. From 1989 through 1995, Admiral Prueher served as Commandant of Midshipmen at the U.S. Naval Academy at Annapolis, Commander of Carrier Battle Group ONE based in San Diego, Commander of the U.S. Mediterranean Sixth Fleet and of NATO Striking Forces, and
as  Vice  Chief  of  Naval Operations in the  Pentagon.   Admiral
Prueher holds a bachelor's degree in naval science from the U.S. Naval Academy and a master's degree in international relations from George Washington University. He is a member of the boards of Merrill Lynch & Co., Inc., New York Life Insurance Company and Emerson Electric Co.

   General Anthony C. Zinni (USMC Ret.) has been a member  of  the
Company's  Board of Directors since September 2001.   Gen.  Zinni
retired from the U.S. Marine Corps after 39 years of service in September 2000. During his military career, Gen. Zinni served as the Commanding General, the First Marine Expeditionary Force from 1994 to 1996, and as Commander-in-Chief, U.S. Central Command
from  1997  to  2000.   Gen. Zinni has participated  in  numerous
humanitarian operations and presidential diplomatic missions. In November 2001, Gen. Zinni was appointed senior adviser and U.S. envoy to the Middle East by Secretary of State Colin Powell. Gen. Zinni holds a bachelor's degree in economics from Villanova University and master's degrees in international relations from Central Michigan University and in management and supervision from Salve Regina University.

   Thomas J. Keenan has been the Company's Chief Executive Officer since August 1999 and a member of the Company's Board of
Directors  since  November  2001.   Mr.  Keenan  also  served  as
President of the Company from August 1999 to January 2003 and as President of the Company's predecessor, PEI Electronics, Inc. He also served as Senior Vice President and General Manager of Wyle Labs, an engineering firm, from April to November 1998, and served as President of Product Services and Support and Vice
President,   International  at  General   Dynamics,   a   defense
manufacturer, from 1996 to 1997. He also served as President of Teledyne Continental Motors, a defense manufacturer, from 1984
until  1996.   Prior  to his position with Teledyne,  Mr.  Keenan
worked  for  the Department of Defense in the procurement  office
from  1965  to  1982.   Mr. Keenan holds a bachelor's  degree  in
chemistry from the University of Scranton and a juris doctor degree from the Catholic University of America, Columbus School of Law.

   General Barry R. McCaffrey (USA Ret.) has been a member of the Company's Board of Directors since June 2001. Gen. McCaffrey was Director, White House Office of National Drug Control Policy from February 1996 to January 2001, serving as a member of the
President's  Cabinet and the National Security  Council.   During
his service career, he served overseas for 13 years, including service as Commander-in-Chief, U.S. Southern Command from 1994 to
1996.   Gen.  McCaffrey is president of his own consulting  firm.
He also holds an appointment as the Olin-Bradley Professor of National Security Studies at the United States Military Academy and serves as a national security commentator for NBC News. Gen. McCaffrey holds a bachelor's degree in general engineering from the U.S. Military Academy and holds a master's degree in civil government from American University.

   Admiral Leighton W. Smith, Jr. (USN Ret.) has been a member of the Company's Board of Directors since June 2001, of the Audit Committee since February 2002, and of the Compensation Committee since February 2002. Admiral Smith was appointed to the four-star rank in April 1994, became Commander-in-Chief, Allied Forces Southern Europe and concurrently assumed the command of the NATO-
led  Implementation  Force in Bosnia in December  1995.   Admiral
Smith  retired  from the U.S. Navy after 34 years of  service  in
October  1996.   Admiral Smith serves as a Senior Fellow  at  the
Center for Naval Analysis and a Senior Advisor at the U.S. Naval Institute. In addition, Admiral Smith has served as a member of
the   Board  of  Directors  of  Vanguard  Airlines,  Inc.,  Avery
Communications, Inc., and CAE Inc.

   Thomas J. Campbell has been a member of the Company's Board  of
Directors   since  June  1998  and  of  the  Company's  Executive
Committee  since  October  2000,  Compensation  Committee   since
February 2002, and Nominating and Corporate Governance Committee since October 2002, and has served as Secretary since June 1998. Mr. Campbell is a managing member of Veritas Capital Management,
L.L.C.,  which  he  has  been associated with  since  1992.   Mr.
Campbell is a member of the boards of several private companies. Mr. Campbell holds a bachelor's degree in accounting and finance from Lehigh University.

   Edward N. Ney has been a member of the Company's Board of Directors since October 2000, of the Audit Committee since February 2002, and of the Compensation Committee since February 2002. Mr. Ney is currently Chairman Emeritus of Young & Rubicam, an advertising firm for which he has previously served as President and Chief Executive Officer. He served as the U.S. Ambassador to Canada from 1989 to 1992. Mr. Ney serves on the Advisory Board of the Center for Strategic and International
Studies.  He is a member of the Council on Foreign Relations.   A
graduate and Life Trustee of Amherst College, he is also a Trustee of both the Bush Presidential Library Foundation and
James   A.  Baker  III  Institute  for  Public  Policy  at   Rice
University.

   William G. Tobin has been a member of the Company's Board of Directors since June 2001 and of the Audit Committee since
February  2002.   Mr.  Tobin has been  a  Managing  Director  and
Chairman of the Defense & Aerospace practice of Korn/Ferry International since September 1986. From 1961 to 1981, Mr. Tobin was a professional military officer serving in a variety of
command  and  staff  positions  worldwide.   Mr.  Tobin  holds  a
bachelor's degree in engineering from the U.S. Military Academy and advanced degrees from both George Washington University and Long Island University.


                BOARD, COMMITTEES AND ATTENDANCE

   During the fiscal year ended December 31, 2002 and following its initial public offering in the first quarter of the year, the Company's Board of Directors held two meetings. The meetings included
executive  sessions of the non-management Directors.   The  Audit
Committee   held  two  meetings  during  the  year,   while   the
Compensation, Executive, and Nominating and Corporate Governance Committees did not hold any meetings. During 2002, all of the Directors attended 75% or more of the aggregate Board and Committee meetings for the periods during 2002 in which they served, other than Mr. Campbell who was not present at one of the two Board meetings.

   The Company's Amended and Restated Bylaws provide that the
Chairman of the Board or the Secretary, at the request of any two
Directors, may call special meetings of the Board.

   The Board has established four committees whose principal functions are briefly described below. Three of the four committees, including the Audit Committee, have written charters adopted by the Board. Copies of these charters and other Company corporate governance documents can be accessed on the Investor Relations, Management Data section of the Company's website at www.integrateddefense.com.

   The  Audit  Committee, established on  February  4,  2002,  is comprised of Messrs. Ney and Tobin and Admiral Smith. Each member of the Audit Committee is independent within the meaning of the listing standards of the New York Stock Exchange currently in effect. The purpose of the Audit Committee is to:

   (1) assist the Board in undertaking and fulfilling its responsibilities in monitoring the integrity of:

           o the financial statements of the Company,
           o the Company's compliance with legal and regulatory requirements,
           o the independence and qualifications of the Company's independent auditors,
           o the performance of the Company's independent auditors; and

   (2) prepare the reports required by the Securities and Exchange Commission rules.

   The specific functions and responsibilities of the Audit Committee are set forth in the Amended and Restated Audit
Committee  charter which is included as Appendix A to this  Proxy
Statement.   Additional information regarding the  activities  of
the  Audit  Committee  is included in the "Report  of  the  Audit
Committee" following.

   The Compensation Committee, established on February 4, 2002, is comprised of Messrs. McKeon (Chairman), Campbell, and Ney, and
Admiral  Smith.   The Compensation Committee is  responsible  for
programs   and   policies  relating  to  the  administration   of
compensation of the Company's CEO and its other executive officers, as well as objectively and independently ensuring the competitiveness, fairness and legality of the Company's policies and practices in this area. Additional information regarding the
functions  performed  by  the  Compensation  Committee  and   the
determination of executive compensation is included in the "Report of the Compensation Committee" following.

   The Executive Committee is comprised of Messrs. Campbell and McKeon and was established on October 6, 2000. The Executive Committee generally has the authority to take all such actions which otherwise may be taken by the full Board of Directors except as limited by applicable law.

   The Nominating and Corporate Governance Committee, established on October 23, 2002, is comprised of Messrs. McKeon (Chairman) and Campbell. The committee is responsible for identification of individuals qualified to become members of the Board, selection of, or recommendation that the Board select, Director nominees for the next annual stockholders' meeting, and development and recommendation to the Board of a set of corporate governance principles applicable to the Company. The Board has established a Corporate Governance Policy to monitor the effectiveness of policy and decision-making at the Board and management level. The Company has also established a Code of Business Conduct and Ethics for its Directors and officers to provide guidance on ethical issues.

   The Nominating and Corporate Governance Committee will consider nominees recommended by the Company's stockholders. Stockholders who wish to recommend Director candidates for consideration by the committee can do so by writing the Secretary of the
Corporation   at   the   Company's  corporate   headquarters   in
Huntsville,  Alabama, giving the candidate's  name,  biographical
data,  and  qualifications.   Any  such  recommendation  must  be
accompanied by a written statement from the individual of his or her consent to be named as a candidate, and if nominated and elected, to serve as a Director.

Compensation of Directors

   The Company's seven outside Directors receive an annual retainer of $25,000 and an additional fee of $6,250 for the attendance of each Board meeting other than regular quarterly Board of Directors meetings. Each outside Director receives also $2,500 to compensate for travel, lodging, and other incurred expenses in connection with the attendance of each Board of Directors meeting. All of the Company's outside Directors received the full annual retainer in 2002 and fees for their attendance at the Company's two Board meetings. Messrs. Ney and Tobin and Admiral Smith received an additional $5,000 for their attendance at the two meetings of the Audit Committee. No other fees are paid to these Directors, and the Company maintains no benefit plans for them. Messrs. McKeon, Campbell, and Keenan do not receive compensation for their service as Directors in such capacity. They do, however, receive reimbursement for expenses incurred in connection with attendance at Board and Committee meetings.

Report of the Audit Committee

   The Audit Committee of our Board of Directors is comprised of the three Directors named below. Each member of the committee is an independent Director as determined by our Board of Directors based upon the independence standards adopted by the Board which incorporate the independence requirements under applicable laws, rules and regulations, including those of the New York Stock
Exchange.   Following the Company's initial  public  offering  in
2002, we revised our written charter, which was then approved by our Board of Directors. The revised charter, and the committee's key practices, are enclosed with this Proxy Statement as Appendix
A. Any changes in the charter or key practices will be reflected on our website at www.integrateddefense.com.

   We  are  responsible  for  monitoring the  Company's  financial
reporting   process  on  behalf  of  the  Board   of   Directors.
Management of the Company has the primary responsibility for the Company's financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company's independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

   We have reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2002 with the Company's management and its independent auditors, Deloitte & Touche LLP. We have discussed with Deloitte & Touche the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. Deloitte & Touche have provided to us the written disclosures and the letter required by
Independence   Standards  Board  Standard  No.  1   (Independence
Discussions with Audit Committees), as currently in effect, and we have discussed with the auditors their independence from the
Company.   We  have also considered whether Deloitte  &  Touche's
provision of information technology or other non-audit services to the Company is compatible with maintaining the auditors'
independence.   We  have  concluded that  Deloitte  &  Touche  is
independent from the Company and its management.

   Deloitte & Touche represented to us that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles in the United States.

   Based on the reports and discussions described above, we have recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. We have also recommended to the Board that Deloitte & Touche be nominated for appointment by the Stockholders as the Company's independent auditors for 2003.

   Submitted by the members of the Audit Committee of the Company's Board of Directors.

      Members of the Audit Committee:       Mr. Edward N. Ney
                                            Admiral Leighton W. Smith, Jr.
                                            Mr. William G. Tobin


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, Directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and with the New York Stock Exchange. Officers, Directors, and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

   Based solely on review of the copies of such forms and any amendments thereto furnished to the Company and upon written representations from the reporting persons, the Company believes that during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners were complied with on a timely basis, except that the Form 3s for Robert B. McKeon and John W. Wilhoite were filed, respectively, one day and two days following the effective date of the Company's registration statement on Form S-1 due to a filing service administrative error.


          CERTAIN TRANSACTIONS AND OTHER RELATIONSHIPS

   The  Company  pays Veritas an annual management  fee.   Veritas
controls  the Company's principal stockholder, IDT Holding.   The
Company  paid management fees to Veritas of $0.7 million in  2000
and  $0.9  million  in  both  2001 and  2002.   In  addition,  in
connection with business acquisitions and bank refinancings in 2000 and 2002, the Company paid transaction advisory fees to Veritas of $3.0 million and $2.5 million, respectively. In 2002, the Company also paid a $1.5 million transaction advisory fee to Veritas in connection with its initial public offering on February 27, 2002. Robert B. McKeon and Thomas J. Campbell, the Chairman and Secretary of the Company, respectively, and members of its Board of Directors, are managing members of Veritas. They are also members of the Compensation, Executive, and Nominating and Corporate Governance Committees.

   William G. Tobin, a member of the Company's Board of Directors and Audit Committee, is a Managing Director and Chairman of the Defense and Aerospace practice of Korn/Ferry International, an executive search firm. The Company contracted with Korn/Ferry in 2002 to conduct its search for a Chief Operating Officer. During
2002,   the   Company   made  payments  to  Korn/Ferry   totaling
approximately $0.2 million in connection with this  search.   The
search was completed in 2002, and all payments to Korn/Ferry in connection with the search have been made.

   Edward N. Ney, a member of the Company's Board of Directors and Audit and Compensation Committees, is Chairman Emeritus of Young & Rubicam, an advertising firm for which he previously served as President and Chief Executive Officer. The Company has contracted with Burson-Marsteller, an affiliate of Young &
Rubicam,  to  manage  its investor relations  functions.   During
2002, the Company made payments to Burson-Marsteller totaling approximately $0.2 million.


                         INDEMNIFICATION

   The Company's Amended and Restated Certificate of Incorporation provides that none of the Directors shall be liable to the Company or to its stockholders for monetary damages for any breach of fiduciary duty as a Director, except to the extent otherwise required by the Delaware General Corporation Law
("DGCL"). The effect of this provision is to eliminate the Company's rights, and the rights of its stockholders, to recover monetary damages from a Director for breach of a fiduciary duty of care as a Director. This provision does not limit or eliminate the Company's right, or the right of any stockholder, to seek non-monetary relief, such as an injunction or rescission in the event of a breach of a Director's duty of care. In addition, the Company's Amended and Restated Certificate of Incorporation provides that, if the DGCL is amended to authorize the further elimination or limitation of the liability of a Director, then the liability of the Directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. These provisions will not alter the liability of Directors under federal or state securities laws. The Company's Amended and Restated Certificate of Incorporation also includes provisions for the indemnification of its Directors and officers to the fullest extent permitted by Section 145 of the DGCL. The Company has entered into indemnification agreements with each of its
Directors,   requiring  the  Company,  among  other  things,   to
indemnify them against certain liabilities which may arise by reason of their status or service as Directors (other than
liabilities  arising  from  willful  misconduct  of  a   culpable
nature).    The  Company  also  maintains  Director  and  officer
liability   insurance  covering  its  Directors   and   executive
officers.


                     EXECUTIVE COMPENSATION

   This section contains information relating to compensation of the Company's Named Executive Officers, the policies and practices of
the   Company  relative  to  executive  compensation,   and   the
performance of the Company's Common Stock.

Summary Compensation Table

   The following table summarizes the compensation of the Company's Named Executive Officers, comprised of Thomas J. Keenan, Chief Executive Officer and Director, and the four most highly compensated executive officers of the Company who were serving as such at December 31, 2002. Only two years of compensation information have been provided in the table as the Company did not become a reporting company until 2002.

        Name and                     Annual Compensation       All Other
   Principal Position       Year    Salary ($)  Bonus ($)   Compensation ($)
-----------------------     ----    ----------  ---------   ----------------
                                                   (1)            (3)

Thomas J. Keenan,           2002      325,000    97,500         29,482
Chief Executive Officer     2001      325,000      ---          10,458
and Director

John W. Wilhoite,           2002      200,004    75,000         25,852
Vice President and      (2) 2001      150,033       ---          7,954
Chief Financial Officer

Col. James M. Davis, Jr.,   2002      145,028    18,128          9,464
Vice President, Business    2001      145,028       ---          9,352
Development

William E. Collins,         2002      145,028    18,128         15,252
Vice President,             2001      145,028       ---         15,248
Administration

Gary A. Smith,              2002      140,036    17,505          9,360
Vice President and Chief    2001      140,036       ---          8,442
Technical Officer

(1) All of the 2002 bonuses were paid in connection with the Company's initial public offering on February 27, 2002.

(2) Mr. Wilhoite joined the Company in April 2001. If he had been with the Company the entire year, his annualized salary would have been $200,000.

(3) The amounts in "All Other Compensation" include the following:

                                       Premiums for       Employer 401(k)
      Name                  Year      Life Insurance       Contribution
------------------------    ----      --------------      ---------------

Thomas J. Keenan            2002          9,982                19,500
                            2001            258                10,200

John W. Wilhoite            2002         13,849                12,003
                            2001            106                 7,848

Col. James M. Davis, Jr.    2002            762                 8,702
                            2001            762                 8,590

William E. Collins          2002          6,550                 8,702
                            2001          6,658                 8,590

Gary A. Smith               2002          2,574                 6,786
                            2001            148                 8,294



Option Grants, Exercises and Year-End Values

   No options or warrants to purchase any equity security of the Company have ever been granted to members of management. Certain members of management and outside Directors of the Company participate in the Company's equity appreciation pursuant to membership interests in IDT Holding, which owns 55.1% of the Company's Common Stock on a fully diluted basis. Veritas, its co-investors, and certain members of management own Class A membership interests in IDT Holding. Certain members of management and outside Directors made nominal capital contributions to own Class B membership interests in IDT Holding. Class B interests
are similar to stock options   in   that  the  holder  can  realize
the  benefit   of appreciation  of equity value without the risk of
losing  his  or her investment.  Pursuant to the terms of the
operating agreement governing   IDT  Holding,  the  holders  of
Class B membership interests as a group are entitled to receive 5.8816% of all distributions made from IDT Holding, provided that the holders of the Class A interests have received a return of their invested capital. Class B membership interests are subject to a five-year vesting schedule. To the extent that Class B interests do not vest, the economic interest allocable to unvested Class B interests will be allocated to the benefit of holders of Class A interests.

   Distributions may be made from IDT Holding only at the direction of Veritas and in its sole discretion. Accordingly, no member of management may acquire any of the equity associated with the Class B interests without the consent of Veritas. There were no Class B membership interests granted or distributed to the Named Executive Officers during 2002.

   The following table sets forth information with respect to vested and unvested Class B interests in IDT Holding held by the Named Executive Officers at December 31, 2002. None of the Named Executive Officers directly owns the underlying Common Stock, nor may they receive any shares thereof in their discretion.


                           Number of Shares of         Value of Unexercised
                         Common Stock Underlying           In-the-Money
                            Class B Interests            Class B Interests
                         at December 31, 2002 (1)    at December 31, 2002 (1)
                         -----------------------     ------------------------
         Name               Vested   Unvested           Vested       Unvested
------------------------    ------   --------           ------       --------

Thomas J. Keenan            96,280    64,187        $1,396,061       $930,707
John W. Wilhoite             7,493    29,973           108,652        434,607
Col. James M. Davis, Jr.    13,484     8,989           195,512        130,341
William E. Collins          17,978     4,495           260,682         65,171
Gary A. Smith               13,484     8,989           195,512        130,341


(1) The number of shares of Common Stock underlying Class B interests as well as the value of unexercised in-the-money interests was calculated using the $14.50 December 31, 2002 closing sale price of the Company's Common Stock as reported on the New York Stock Exchange.

Savings Plan

   The Company's savings plan covers all of its eligible non-collectively bargained employees who have completed one month of service with the Company or one of its participating subsidiaries. The savings plan was amended and restated as of May 24, 2001 and is intended to be a qualified plan under the
Internal  Revenue  Code,  which means all  contributions  to  the savings plan by participants or by the Company, and the investment earnings thereon, are not taxable to such participants until withdrawn, and any contributions the Company makes are expected to be deductible by the Company when made. Savings plan participants may elect to reduce their current compensation by up to 20% and have the amount of such compensation reduction contributed to the savings plan. With respect to all participants, including the Company's executive officers, the Company makes matching contributions in an amount equal to 100% of each participant's compensation reduction contribution to the savings plan, subject to a maximum of 6% of such participant's annual compensation. Compensation recognized by the savings plan is also subject to the applicable Internal Revenue Code limit, which was $200,000 in 2002. Participants are always fully vested in their compensation reduction and matching contributions, including investment earnings thereon.

   The Company may also make a discretionary profit sharing contribution to the executive officers' savings plan on behalf of participants who have completed at least one year of service. The discretionary profit sharing contribution is allocated among
participants'   accounts   based   upon   the   proportion   each
participant's  annual  compensation bears  to  the  total  annual
compensation  of all participants.   Participants vest  in  their
discretionary  profit  sharing  contributions,  if   any,   after
completing five years of service.   The Company has never made  a
discretionary profit sharing contribution to the plan.

Incentive Compensation Plan

   The Company has an incentive compensation plan under which certain officers, including the Named Executive Officers, and other key employees are selected to participate by the Board of Directors. The plan provides for additional compensation to be paid at the Board's discretion based upon a formula which considers the Company's financial and non-financial objectives. Generally, target awards under the plan can range from 10% to 60% of base salary depending upon the level of seniority and overall performance of the individual and his or her relevant business
unit.   However, awards are not guaranteed.  The  Board  did  not
grant any incentive compensation awards for the year ended December 31, 2002, and none of the Company's executive officers
received  incentive  compensation  awards  for  the  year   ended
December 31, 2001.

Retention Bonus Plan

   In March 2003, the Company's Board of Directors, in connection with its decision to explore strategic alternatives for the
Company  and  thereby  maximize  stockholder  value,  adopted   a
retention incentive program for certain key employees to ensure their continuous full-time employment. Messrs. Keenan, Wilhoite, Davis, Collins, and Smith are each covered by this program, and are eligible to receive special retention bonuses of $200,000, $300,000, $25,000, $75,000, and $25,000, respectively, for their continued employment and under the circumstances and conditions specified in the agreements. This program is in addition to, and does not in any way replace or reduce any other compensation, bonus, or severance program offered to the Named Executive Officers or any of the Company's employees.

Employment Contracts

   Mr. Keenan entered into an employment agreement with the Company effective January 1, 2001. This agreement provides for automatic annual extensions unless either party gives notice of their intent to terminate the agreement at least 90 days prior to the end of the year. Under the agreement, Mr. Keenan receives an annual base salary of $325,000, subject to annual review by the Board of Directors and the Compensation Committee. He is also eligible to participate in the Company's incentive compensation plan, with a target bonus of 60% of his base salary.

   Mr.   Keenan's  employment  agreement  provides   that   upon
termination by the Company without cause or by reason of disability, he will be entitled to receive 66 2/3% of his most recent base weekly salary and insurance coverage for a period of up to 26 weeks depending upon his years of service with the Company.

   In connection with the employment agreement, Mr. Keenan executed a nondisclosure agreement and proprietary rights assignment. Mr. Keenan also entered into a non-solicitation and non-competition agreement with the Company which is effective during his employment term and for one year thereafter.

Non-competition Agreements

   Except with respect to the agreement with Mr. Keenan, the Company is not a party to any non-competition agreements with any of its employees.

Report of the Compensation Committee

   The   Compensation  Committee  of  the  Board  administers  the
Company's  executive  compensation  program.   The  role  of  the
Compensation Committee is to review and approve salaries and other compensation of the Company's executive officers including administering any compensation plans.

   General Compensation Philosophy

   The Company's general compensation philosophy is that total cash compensation should vary with the Company's performance in achieving financial and non-financial objectives, and that any long-term incentive compensation should be closely aligned with the stockholders' interests.

   The   Company's  current  executive  compensation  program   is
composed primarily of salary paid in cash, bonuses paid in cash, and equity participation in the form of Class B membership interests in IDT Holding, the majority stockholder in the Company.

   The Compensation Committee reviews compensation data from peer companies in order to establish the market norms for the program.
The   Compensation  Committee  targets  base  salary,   incentive
compensation and long-term compensation at approximately the median of this peer group. Actual values vary with individual and corporate performance.

   Annual Compensation

Salary

   The  salaries  of each of the Company's executive officers  are
governed   by   the   nature  and  extent  of   the   executive's
responsibilities;   the   executive's  performance   during   the
preceding year; and comparative compensation levels for the executive's peers, both within the Company and in comparable companies. In making comparisons with other employers, the
Company  primarily  uses  data  from  industrial  businesses   of
comparable size in both the defense and non-defense sectors. The salaries of the Company's executive officers are established by the Compensation Committee upon recommendation from the Chairman of
the   Board.   The  Compensation  Committee  generally  considers
adjustments to base salaries annually.

Bonus

   In accordance with the Company's Incentive Compensation Plan, the Company's executive officers may, at the discretion of the Compensation Committee, receive annual cash bonuses to the extent that pertinent financial and performance objectives are achieved. The component objectives used consist of the extent to which the Company achieves annual targets for revenues, bookings, earnings before interest, taxes, depreciation, and amortization (EBITDA), and cash flow and working capital management. If the targets are met, then participating executive officers may receive a bonus based upon a predetermined percentage of that executive officer's base salary. The salary percentage for each participant is reviewed annually by the Compensation Committee based on the nature of the participating executive officer's responsibilities and the Company's business priorities. The nature and respective weighting of objectives are established prospectively each year by the Compensation Committee, and the payment of bonuses to executive officers is determined by the Compensation Committee on the basis of an annual, retrospective assessment of Company and individual performance. In 2002, no bonuses were paid under the Company's Incentive Compensation Plan.

   In  addition to bonuses under the Incentive Compensation  Plan,
the   Company  may  grant  discretionary  bonuses  for   superior
performance to individual employees who do not participate in the Incentive Compensation Plan. The Company awarded an aggregate amount of $167,950 in such bonuses in 2002. The Company also awarded $59,500 in holiday bonuses in 2002 to employees of an acquired company.

   In connection with completion of the Company's initial public offering, Messrs. Keenan, Wilhoite, Davis, Collins and Smith were granted one-time bonuses in the respective amounts of $97,500,
$75,000,   $18,128,   $18,128  and  $17,505.    Furthermore,   in
connection with the Signia acquisition, the Company assumed the obligation to pay nine acquired employees an aggregate of $821,487 in one-time retention bonuses with $185,182 earnable in May 2003, payable in June 2003, and $636,305 earnable in November 2003, payable in December 2003, if those employees continue to be employed by the Company at such time.

   In March 2003, the Company's Board of Directors, in connection with its decision to explore strategic alternatives for the Company and thereby maximize stockholder value, approved a retention incentive program for certain key employees to ensure their continuous full-time employment, as more particularly described above under "Executive Compensation - Retention Bonus Plan".

Long-Term Compensation

   The  Company has no stock option plan. Members of  management and outside Directors participate in the Company's equity appreciation pursuant to membership interests in IDT Holding. As of April 22, 2003, IDT Holding owned approximately 55.1% of the Company's Common Stock on a fully diluted basis. Members of management and outside Directors owning Class B membership interests in IDT Holding made a  nominal  capital  contribution for their  Class  B  membership
interests.   Pursuant  to  the terms of the  operating  agreement
governing   IDT  Holding,  the  holders  of  Class  B  membership
interests  are  entitled to receive 5.8816% of all  distributions made from IDT Holding, once the holders of the Class A membership interests in IDT Holding have received a return of their invested capital. The Class B membership interests are subject to a five-
year vesting schedule. To the extent that any Class B membership interests do not vest, the value attributable thereto reverts to the holders of Class A membership interests.  Except with respect
to   executives  who  have  joined  the  Company  following   the
completion of the Company's initial public offering, all Class B membership interests in IDT Holding were granted prior to the initial public offering.

   Based on its evaluation of the performance of the executive officers, the Compensation Committee believes that the Company's executive officers are committed to achieving positive long-term financial performance and enhancing stockholder value, and that the compensation policies and programs discussed in this report have motivated the Company's executive officers to work toward these goals.

   Chief Executive Officer Compensation

   Mr. Keenan's compensation is determined in accordance with his employment agreement entered into in January of 2001, prior to
the   Company's  initial  public  offering.   Pursuant   to   his
employment agreement, Mr. Keenan's salary was set at $325,000 per year which salary will be reviewed for adjustment annually by the Compensation Committee or the Board of Directors. Mr. Keenan's employment agreement also provides that he is entitled to participate in the Company's Incentive Compensation Plan and benefit plans and programs.

   Tax Deductibility of Compensation

   Section  162(m)  of  the  Internal Revenue  Code  of  1986,  as
amended,   places  a  limit  of  $1,000,000  on  the  amount   of
compensation that the Company may deduct in any one year with respect to each of its five most highly-paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible.

   The Compensation Committee is pleased to submit this report to the stockholders on these matters.

Members of the Compensation Committee:   Robert  B.  McKeon, Chairman
                                         Thomas J. Campbell
                                         Mr. Edward N. Ney
                                         Admiral Leighton W. Smith, Jr.



Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Company's Board of Directors is responsible for establishing salaries and other compensation for Directors, officers, and other employees of the Company. The Compensation Committee is comprised of Messrs. McKeon, Campbell, and Ney and Admiral Smith. Messrs. McKeon and Campbell are the Chairman and Secretary of the Company, respectively, and are managing members of Veritas, the beneficial owner of a majority of the Company's Common Stock. Messrs. McKeon and Campbell are not compensated for the performance of their duties as Chairman and Secretary, respectively, or as Directors. The Company has paid, and pays, to Veritas the fees described above under "Certain Transactions and Other Relationships". In 2002, the Company made the payments to an affiliate of Young & Rubicam, of which Mr. Ney is Chairman Emeritus, and which are more particularly described under "Certain Transactions and Other Relationships".

Performance Graph

      The following graph sets forth a comparison of the cumulative total stockholder return to the Company's stockholders with that of the Aerospace Defense Products and Services Index ("MG Group Index") and the New York Stock Exchange Market Index ("NYSE Market Index") for the measurement period from the February 27, 2002 date of the Company's initial public offering through December 31, 2002. The graph assumes a $100 investment in the
Company  and  in each of the indexes on February 27,  2002.   The
cumulative total returns were provided to the Company by Media General Financial Services. These returns were determined by adding a) the cumulative amount of dividends for the measurement period, if any, assuming dividend reinvestment, and b) the difference between the share price at the beginning and end of the measurement period, the sum of which was then divided by the share price at the beginning of the measurement period.


               COMPARISON OF 10-MONTH CUMULATIVE TOTAL RETURN
                   INTEGRATED DEFENSE TECHNOLOGIES, INC.,
                    MG GROUP INDEX AND NYSE MARKET INDEX




                        2/27/02  3/31/02   6/30/02   9/30/02    12/31/02
  INTEGRATED DEFENSE     100.00   126.14    133.77    89.55       65.91
    TECHNOLOGIES
  MG GROUP INDEX         100.00   106.32    111.43    90.25       91.63
  NYSE MARKET INDEX      100.00   103.31     92.90    78.83       84.07






                           PROPOSAL 2
        RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Audit Committee of the Company's Board of Directors has selected Deloitte & Touche LLP ("D&T") to serve as the Company's independent auditor for 2003, subject to the approval of the stockholders. If the stockholders do not approve this selection, another firm will be considered by the Board. A representative of D&T is expected to be present at the Meeting to respond to questions from stockholders and will be given the opportunity to make a statement if so desired.


Audit Fees:
   The aggregate fee for services provided by D&T to the Company for the audit of its 2002 annual financial statements and review of its 2002 quarterly financial statements was $513,000. This amount includes $178,000 for services related to the audit of Signia, which was acquired by the Company on November 1, 2002.

Audit-Related Fees:
   The aggregate fee for audit-related services provided by D&T for fiscal year 2002 was $50,000. This fee related to audits of the Company's employee benefit plans.

Financial Information Systems Design and Implementation Fees:
   The Company did not engage D&T to perform financial information systems design and implementation services during 2002.

Tax Fees:
   The aggregate fee for tax services provided by D&T for 2002 was $97,000.

All Other Fees:
   The aggregate fees for all other services provided by D&T during 2002 were as follows. The Audit Committee considered the provision of these services by D&T to the Company, and believes they are compatible with maintaining D&T's independence with respect to the Company.

          Initial Public Offering services        $460,000
          FAS 142 Consulting                        52,482
          Research and Development study           300,000
          Other Miscellaneous Fees                   5,000
                                                  --------

          Total All Other Fees                    $817,482
                                                  ========


  The Board of Directors recommends a vote FOR Proposal 2.



            DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

   Stockholder  proposals  intended  for  presentation  at   the
Company's 2004 Annual Meeting of Stockholders and for inclusion in the related proxy statement and form of proxy must be received by the Company, in writing, prior to the close of business on January 5, 2004, and must comply with the rules of the SEC relating to stockholder proposals. The named proxies solicited by the Board of Directors for the 2004 Annual Meeting will confer discretionary authority to vote on any stockholder proposal not received in writing by the Company by March 19, 2004, and will exercise authority in accordance with the recommendation of the Board of Directors.


                              OTHER

   Management does not know of any other matters to be presented at the Meeting for action by stockholders. However, if any other matters are properly brought before the Meeting or any adjournment or postponement thereof, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders with respect to such matters.

   UPON WRITTEN REQUEST OF ANY STOCKHOLDER TO THOMAS J. CAMPBELL, SECRETARY, INTEGRATED DEFENSE TECHNOLOGIES, INC., 110 WYNN DRIVE, HUNTSVILLE, ALABAMA 35805, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      By Order of the Board of Directors,




                                      THOMAS J. CAMPBELL

                                      Secretary

DATED:  May 5, 2003


                           Appendix A

              INTEGRATED DEFENSE TECHNOLOGIES, INC.

                      AMENDED AND RESTATED
                     AUDIT COMMITTEE CHARTER


Purpose

     The  Audit  Committee  (the "Committee")  of  the  Board  of
Directors (the "Board") of Integrated Defense Technologies,  Inc.
(the "Company") shall:

          o assist the Board in undertaking and fulfilling its responsibilities in monitoring

             - the integrity of the financial statements of the Company,

             - the Company's compliance with legal and regulatory
               requirements,

             - the independence and qualifications of the Company's
               internal and independent auditors, and

             - the performance of the Company's internal audit function and independent auditors; and

          o prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

     While not limiting their obligations under law, members of the Committee are expected to use their reasonable business judgment in overseeing the management of the Company in connection with the foregoing matters, but are not expected to undertake the underlying responsibilities directly nor guarantee, in any way, the performance of such underlying responsibilities.

Membership and Meetings

     The members of the Committee shall meet the independence and financial experience requirements of applicable law, rules, regulations, and the stock exchange requirements, each as in effect from time to time as interpreted by the Board in its reasonable business judgment. In particular, each member shall be financially literate as determined by the Board in its reasonable business judgment or shall become financially literate within a reasonable time after such person's appointment to the
Committee.   In  addition,  at least one  member  shall  (i)  for
purposes  of  stock  exchange  listed  company  standards,   have
accounting or related financial management expertise, as the Board interprets such qualification in its reasonable business judgment and (ii) in accordance with the requirements of Sarbanes-Oxley Act of 2002 and the rules promulgated by the Commission thereunder, be a financial expert. If no member of the Committee is a financial expert, then appropriate public disclosure will be made. The number of members of the Committee shall be determined by the Board, but in no event shall consist of less than three individuals. The members of the Committee shall be appointed by the Board and shall serve terms of such length as the Board may determine.

     The Committee shall meet at such times and from time to time as it deems appropriate.

     Any director may attend and participate in discussions of the Committee, although formal Committee action will only be through the vote of appointed Committee members.

     Normal Board member and Committee member fees and other compensation or remuneration paid or payable to Board or Committee members are the only compensation members of the Committee shall receive from the Company. Any consideration which may be paid to entities affiliated to members of the Committee will be reviewed in accordance with Section VII of the Company's Corporate Governance Policy.


Authority and Duties

     The Committee shall have the authority to retain, as appropriate, outside legal, accounting or other advisors and consultants ("Consultants") to advise the Committee on matters related to its purposes, the expenses of which are to be borne by the Company. The Committee shall also have sole authority to approve Consultants' fees and other retention terms.

     The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or Consultants to, the Committee and provide pertinent information as necessary.

     The Committee shall have the power to create and delegate power to subcommittees with respect to matters within the Committee's scope of responsibilities.

     The Committee shall report regularly to the Board with such recommendations as the Committee may deem appropriate. On behalf of the Board, the Committee shall:

      1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

      2. Review and discuss with management and the Company's independent auditor the Company's annual and quarterly financial statements prior to the filing of the reports, including the Company's disclosures under "Management Discussion and Analysis of Financial Condition and Results of Operations" and the results of the independent auditors' reviews of the financial statements.

      3. Review and discuss with management and the Company's independent auditor major issues regarding accounting and auditing principles and practices, financial statement presentation, including any significant changes in the Company's selection or application of accounting and auditing principles and practices, as well as the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies that could significantly affect the Company's financial statements.

      4. Review an analysis prepared by management and the Company's independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative generally accepted accounting principles ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

      5. Discuss internally and with management the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

      6. Review and discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

      7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the Company's independent auditors, internal auditors or management.

      8. Meet separately and periodically with management, the Company's internal auditors (or other persons responsible for the internal audit function) and the Company's independent auditors.

      9. Retain and terminate the Company's independent auditors (subject, if applicable, to stockholder ratification).

      10. Approve the audit engagement terms and fees to be paid to the Company's independent auditor for audit services.

      11. Approve the retention of the independent auditor for any non-audit service and the fee for such service.

      12. Obtain and review, at least annually, reports from the Company's independent auditor regarding:

               o the independent auditor's internal quality-control
                 procedures;

               o any material issues raised by the most recent internal
                 quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

               o all relationships between the independent auditor and the
                 Company in order to assess the auditor's independence.

      13. Evaluate the qualifications, performance and independence of the Company's independent auditors, including the review and evaluation of the lead partner of the independent auditor, and whether it is appropriate to adopt a policy of rotating independent auditors on regular basis. If so determined by the Committee, recommend that the Board adopts such policy and/or replaces such independent auditor.

      14. Set clear guidelines for the Company's hiring of employees or former employees of the Company's current and past independent auditors.

      15. Review and discuss with the Company's independent auditors any communications between the Company's audit team and the audit firm's national office regarding auditing or accounting issues presented by engagement, including matters of audit quality and consistency.

      16. Review the appointment and replacement of the senior internal auditing executive.

      17. Review the significant reports to management prepared by the internal auditing department and management's responses.

      18. Review policies and procedures with respect to management expense accounts and perquisites, including management's use of corporate assets, and consider the results of any review of these areas by the senior internal auditing executive or the Company's independent auditor.

      19. Meet with the Company's independent auditor prior to the audit to review the scope, planning and staffing of the audit.

      20. Obtain from the Company's independent auditor assurance of compliance with Section 10A of the Securities Exchange Act of 1934.

      21. Discuss with the Company's senior internal auditing executive the adequacy of disclosures of insider and affiliated party transactions.

      22. Discuss with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      23. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

      24. Review with the Company's independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

               o Any difficulties encountered in the course of the audit
                 work, including any restrictions on the scope of activities or access to required information and any disagreement with management;

               o Any changes required in the planned scope of the internal audit; and

               o The internal audit department responsibilities, budget and staffing.


      25. Review with the independent auditor any audit problems or difficulties and management's response.

      26. Prepare the report required by the rules of the Commission to be included in the Company's annual proxy statement and any similar reports.

      27. Review with the Company's general counsel (and outside counsel when appropriate) legal and regulatory matters, if any, that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      28. Review, discuss and reassess the Company's policies with respect to risk assessment and risk management.

      29.  Report regularly to the Board.

      30.  Provide an annual performance evaluation of the Committee.

      31. Set guidelines for a "whistle-blowing" policy for the Company which would (i) establish procedures to facilitate the reporting of information by an employee who observes or becomes aware of unlawful workplace conduct or conduct that may be harmful to the Company and (ii) provide protection to an employee who reports such information.

     The Committee shall also undertake such additional activities within the scope of its functions as the Committee may from time to time determine or as may otherwise be required by law, the Company's Bylaws, Certificate of Incorporation or the
Board. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of the Company's management and its independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between the Company's management and its independent auditor or to assure compliance with laws and regulations and the Company's code of conduct.


Indemnity

     The Company shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company), by reason of his acting as a member of the Committee against any liability or expense actually or reasonably incurred by such person in respect thereof. This indemnity shall be in addition to any rights of indemnity otherwise available to any such member. No amendment to this paragraph regarding indemnity will retroactively take away its intended protection as initially adopted.


Disclaimer

     The material in this Committee Charter is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date this charter is first included in the Company's annual proxy statement filed with the Commission and irrespective of any general incorporation language contained in such filings.





                                Appendix B
	                       Form of Proxy





                           DETACH PROXY CARD HERE
------------------------------------------------------------------------------

[ ] Please mark, sign,              [X]
    date and return this       Votes must be
    proxy to the Company.      indicated (x)
                               in Black or
                               Blue ink.

A. Election of four Class I                        B. Issues
   Directors to the Board of
   Directors to serve a                            The Board of Directors
   three-year term expiring                        recommends a vote FOR
   at the 2006 Annual Meeting.                     the following proposal.
The Board of Directors recommends
a vote FOR the listed nominees.                    2. Proposal to ratify
                                                      the selection by
1. Election of Directors -                            the Audit Committee
                                                      of the Board of
   FOR all  [ ]  WITHHOLD  [ ]  *Exceptions [ ]       Directors of
   nominees      AUTHORITY                            Deloitte & Touche
   listed        to vote for                          LLP as the Company's
   below         all nominees                         independent auditor
                 listed below.                        for fiscal year 2003.

Nominees 01- Robert B. McKeon,                        FOR   AGAINST  ABSTAIN
02- Gen. Richard E. Hawley,                           [ ]     [ ]      [ ]
03- Admiral Joseph W. Prueher,
04- Gen. Anthony C. Zinni

(INSTRUCTION:  To withhold authority to
vote for any individual nominee, mark the "Exceptions" box and write the nominee's name in the space provided below.)

*Exceptions
            --------------------------------        To change your address,
                                                    please mark this box.  [ ]

                                                    To include any comments,
                                                    please mark this box.  [ ]





                                                    Please sign exactly as your
                                                    name appears above. If
                                                    registered in the names
                                                    of two or more persons,
                                                    each should sign. Executors,
                                                    administrators, trustees,
                                                    guardians, attorneys, and
                                                    corporate officers should
                                                    show their titles.

                         Date     Share Owner sign here     Co-owner sign here

                         -------  ----------------------    --------------------


                     INTEGRATED DEFENSE TECHNOLOGIES, INC.


THIS PROXY IS SOLICITED ON BEHALF OF THE INTEGRATED DEFENSE TECHNOLOGIES, INC.
    BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS, JUNE 3, 2003.

The undersigned hereby appoints Robert B. McKeon and Thomas J. Campbell, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of Common Stock of Integrated Defense Technologies, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held June 3, 2003, or any adjournment(s) or postponement(s) thereof. In their discretion, such proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein
by the undersigned stockholder.   IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE
VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSAL 2.

The Board of Directors recommends a vote FOR election of all nominees listed on the reverse side and FOR Proposal 2.

PLEASE MARK, SIGN, DATE, AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
                                          INTEGRATED DEFENSE TECHNOLOGIES, INC.
(Continued and to be signed on            P.O. BOX 11164
 the reverse side.)                       NEW YORK, N.Y. 10203-0164